UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2019
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RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive Suite 200, San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)
(760) 260-8600
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RTRX	The Nasdaq Global Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed below in Item 5.07, Retrophin, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2018 Equity Incentive Plan, as amended (the “2018 Plan”), to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares. A summary of the material terms of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2019. That summary is qualified in its entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 8, 2019, the Company held the Annual Meeting. As of March 22, 2019, the record date for the Annual Meeting, 41,436,562 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 37,223,613 shares of common stock were present in person or represented by proxy for the four proposals summarized below.
Proposal 1: Election of Directors
The Company’s stockholders elected the nine persons listed below to serve until the Company’s 2020 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen Aselage	34,511,102	271,980	2,440,531
Roy Baynes, M.D., Ph.D.	30,887,108	3,895,974	2,440,531
Timothy Coughlin	33,921,231	861,851	2,440,531
Eric M. Dube, Ph.D.	34,751,819	31,263	2,440,531
John Kozarich, Ph.D.	30,852,589	3,930,493	2,440,531
Gary Lyons	30,982,310	3,800,772	2,440,531
Jeffrey Meckler	29,359,754	5,423,328	2,440,531
John A. Orwin	33,893,076	890,006	2,440,531
Ron Squarer	34,526,578	256,504	2,440,531
Proposal 2: Approval of the Company’s 2018 Equity Incentive Plan, as amended
The Company’s stockholders approved the 2018 Plan, as amended, to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 2,000,000. The final voting results are as follows:

Votes For	22,711,002
Votes Against	12,060,499
Abstentions	11,582
Broker Non-Votes	2,440,530
Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	24,979,511
Votes Against	9,747,813
Abstentions	55,759
Broker Non-Votes	2,440,530

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The final voting results are as follows:

Votes For	37,181,924
Votes Against	2,788
Abstentions	38,901
Broker Non-Votes	—
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Retrophin, Inc. 2018 Equity Incentive Plan, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: May 10, 2019	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary